SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2002

Commission File Number  000-32983

CBRE HOLDING, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	94-3391143
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

355 S. Grand Avenue, Suite 3100, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3226
(Registrant’s Telephone Number, Including Area Code)

NA
(Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K is filed by CBRE Holding, Inc., a Delaware corporation (the Company), in connection with the matters described herin.

Item 9.  Regulation FD Disclosure

                CBRE Holding, Inc. issued a press release dated August 6, 2002 announcing its unaudited results of operations for the period ended June 30, 2002.

                The press release is filed herewith as Exhibit 99.1.

Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 7, 2002	CBRE HOLDING, INC.

		By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer